UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2009

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Common Stock Offering

On May 22, 2009, State Street Corporation, a Massachusetts corporation (“State Street”), issued and sold 58,974,358 shares of its common stock (the “Shares”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-157882) and a related preliminary prospectus supplement and prospectus supplement, each as filed with the Securities and Exchange Commission. The sale of the Shares was made pursuant to the terms of an Underwriting Agreement (the “Common Stock Underwriting Agreement”), dated as of May 18, 2009, among State Street and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in the Common Stock Underwriting Agreement. State Street received net proceeds from the offering of the Shares, after deducting expenses and underwriting discounts and commissions, of approximately $2.23 billion. The Common Stock Underwriting Agreement has been included as Exhibit 1.1 to State Street’s Current Report on Form 8-K, filed on May 21, 2009.

Senior Notes Offering

On May 22, 2009, State Street issued $500 million aggregate principal amount of 4.30% Senior Notes Due 2014 (the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-157882) and a related preliminary prospectus supplement and prospectus supplement, each as filed with the Securities and Exchange Commission. The Notes were issued under an Indenture (the “Indenture”), dated as of March 11, 2009, between State Street and U.S. Bank National Association. The sale of the Notes was made pursuant to the terms of an Underwriting Agreement (the “Senior Notes Underwriting Agreement”), dated as of May 19, 2009, among State Street and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in the Senior Notes Underwriting Agreement. The Notes are not guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program. State Street received net proceeds from the offering of the Notes, after deducting expenses and underwriting discounts and commissions, of approximately $498 million. The form of 4.30% Senior Note due 2014 is filed as Exhibit 4.1 hereto. The Senior Notes Underwriting Agreement has been included as Exhibit 1.2 to State Street’s Current Report on Form 8-K, filed on May 21, 2009, and the Indenture has been included as Exhibit 4.2 to State Street’s Registration Statement on Form S-3, filed on March 12, 2009.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

4.1	Form of 4.30% Senior Note due 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

Date: May 22, 2009	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of 4.30% Senior Note due 2014